UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2018

FIRST HAWAIIAN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14585	99-0156159
(Commission File Number)	(IRS Employer Identification No.)

999 Bishop St., 29th Floor Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 525-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01                      Other Events.

Offering

On July 29, 2018, First Hawaiian, Inc. (the “Company”) announced the commencement of an underwritten public offering of common stock, par value $0.01 per share, of the Company by BancWest Corporation (the “Selling Stockholder”), a subsidiary of BNP Paribas (the “Offering”).  The Offering will be undertaken pursuant to the Company’s Registration Statement (File No. 333-224745). The Company will not receive any of the proceeds from the sale of the shares of the Company’s common stock sold by the Selling Stockholder in the Offering.

Amendment to Stockholder Agreement

Effective upon completion of the Offering, BNPP and the Company intend to enter into an amendment (the “Proposed Amendment”) to the Stockholder Agreement, dated as of August 9, 2016, between BNPP and the Company (the “Stockholder Agreement”), which, among other things, entitles BNPP to designate nominees for election to the Company’s board of directors (the “Board”) and make certain appointments to committees of the Board.

Under the Proposed Amendment, BNPP will have the right to nominate for inclusion on the Company’s slate of directors the following number of directors:

•                  until the date on which BNPP ceases to directly or indirectly own at least 25% of the Company’s outstanding common stock (the “25% Date”), three directors;

•                  from and after the 25% Date until the date on which BNPP ceases to control the Company for purposes of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), two directors;

•                  to the extent that the date on which BNPP ceases to beneficially own at least 5% of the outstanding shares of the Company’s common stock (the “5% Date”) occurs subsequent to the date on which BNPP ceases to control the Company for purposes of the BHC Act, from and after the date on which BNPP ceases to control the Company for purposes of the BHC Act, one director; and

•                  after the later to occur of the 5% Date and the date on which BNPP ceases to control the Company for purposes of the BHC Act, no directors.

Following the execution of the Proposed Amendment, BNPP will cause such number of directors to promptly resign from the Board, such that the number of directors on the Board will reflect the number of directors that BNPP would have the right to nominate for inclusion on the Company’s slate for the Board. Accordingly, assuming the completion of this offering, the Company expects that Jean-Milan Givadinovitch and Xavier Antiglio will resign from the Board and the remaining members of the Board will appoint Faye Kurren and Jenai Wall, each of whom would be an independent director under NASDAQ corporate governance requirements and who currently serve as a director on the board of directors of First Hawaiian Bank (the “Bank”), to fill the vacancies.

The rights and arrangements provided in the Stockholder Agreement otherwise will remain in full force and effect in all material respects.

Appointment of Directors

BNPP has advised the Company that it intends to reduce its representation on the Board from five directors to three directors upon the completion of the Offering.  Accordingly, assuming the completion of the Offering, the Company expects that Jean-Milan Givadinovitch and Xavier Antiglio will resign from the Board promptly thereafter.  The Company expects that the remaining members of the Board will appoint Faye Kurren and Jenai

Wall, each of whom would be an independent director under NASDAQ corporate governance requirements and who currently serve as a director on the board of directors of the Bank, to fill the vacancies.

A brief biography of each of Faye Kurren and Jenai Wall is set forth below:

Faye Watanabe Kurren, age 67, served as the President and Chief Executive Officer of Hawaii Dental Service from 2003 until her retirement in November 2014. Prior to that, Ms. Kurren served as the President of Tesoro Hawaii, LLC, a former subsidiary of Andeavor (f/k/a Tesoro Corporation), from 1998 to 2003.  Ms. Kurren serves as a Director of the Bank.  She also is a director of Helping Hands Hawaii and is an advisory director of First Insurance Company of Hawaii. She served as the past Chairperson of the Hawaii State Commission on the Status of Women, the University of Hawaii Foundation and the Hawaii State Chapter of the American Red Cross. Ms. Kurren holds a law degree from the University of Hawaii, a Masters of Arts in Sociology from the University of Chicago and a Bachelor of Arts in Sociology from Stanford University.

Jenai Wall, age 59, is Chairman and Chief Executive Officer of Foodland Super Market, Ltd. She also serves as Chief Executive Officer of the other entities that comprise the Sullivan Family of Companies, including Food Pantry, Ltd., Kalama Beach Corporation, and Pacific Warehouse, Inc. The Coffee Bean and Tea Leaf Hawaii.  She was appointed Chairman and Chief Executive Officer in 1998. Ms. Wall serves as a director of Alexander & Baldwin, Inc., a public company.  She also serves as Chair of the Queen’s Health Systems Board of Trustees and serves on the boards of the Bank, Servco Pacific, Inc., and ‘Iolani School.  She earned her bachelor’s degree in mathematics from Wellesley College and master’s degree in business administration from Columbia University.

Certain businesses in which Ms. Wall has a material interest, particularly Foodland Super Market, Ltd., have loans that were made by the Bank in the ordinary course of business; on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender; and that did not involve more than the normal risk of collectibility or present other unfavorable features.

Deconsolidation Date

Following the resignation of two directors of the Board nominated by BNPP, which BNPP is expected to cause promptly following the completion of this offering, BNPP expects to cease consolidating the Company’s financial statements with (i) the BNPP consolidated financial statements under International Financial Reporting Standards and (ii) the BNP Paribas USA, Inc. (“BNP Paribas USA”) consolidated financial statements under generally accepted accounting principles in the United States.  The date on which BNPP ceases to consolidate the Company’s financial statements as described above is referred to as the “Deconsolidation Date”.  Consequently, BNPP expects that, upon the Deconsolidation Date, the Company would not be included within the scope of (i) BNPP’s capital requirements for purposes of the fourth EU Capital Requirements Directive and EU Capital Requirements Regulation or (ii) BNP Paribas USA’s capital plans for purposes of the Federal Reserve’s Comprehensive Capital Analysis and Review processes.  After the Deconsolidation Date, BNPP expects that its remaining beneficial interest in shares of the Company’s common stock will be accounted under the equity method in BNPP’s consolidated financial statements and in BNP Paribas USA’s consolidated financial statements.

In addition, under the terms of the Stockholder Agreement, certain rights of BNPP and obligations of the Company cease upon the occurrence of the Deconsolidation Date, including approval rights relating to Company’s annual budget and any changes in the Company’s independent public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

FIRST HAWAIIAN, INC.

Date: July 30, 2018	By:	/s/ Robert S. Harrison
	Name:	Robert S. Harrison
	Title:	Chairman of the Board and Chief Executive Officer